AMENDMENT NO. 1
TO CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     This Amendment No. 1 to Contribution, Conveyance and Assumption Agreement (the “Amendment”) is entered into as of February 8, 2006, by and among F. WILLIAM GRUBE, an individual (“Grube”), JANET KRAMPE GRUBE, an individual (“Grube Wife”), JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED JANUARY 31, 2002, an Indiana trust (“Grube Trust I”), JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED MARCH 18, 2004, an Indiana trust (“Grube Trust II”), FRED M. FEHSENFELD, JR., an individual (“Fehsenfeld, Jr.”), MILDRED L. FEHSENFELD IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, an Indiana trust (“Fehsenfeld Trust I”), MAGGIE FEHSENFELD TRUST NUMBER 106 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, an Indiana trust (“Fehsenfeld Trust II”), CALUMET, INCORPORATED, an Indiana corporation (“Calumet Inc.”), THE HERITAGE GROUP, an Indiana general partnership (“THG”), CALUMET GP, LLC, a Delaware limited liability company (“GP LLC”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“MLP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“OLLC”), CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (“Calumet LP”), CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Reseller”), CALUMET HOLDING, LLC, a Delaware limited liability company (“Holding”), CALUMET PENNSYLVANIA, LLC, a Delaware limited liability company (“Calumet PA”), CALUMET LP GP, LLC, a Delaware limited liability company (“Calumet LP GP”), CALUMET SHREVEPORT PACKAGING, LLC, an Indiana limited liability company (“Shreveport Packaging”), and CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“Shreveport Fuels”). The above-named entities are referred to in this Amendment each as an “Amendment Party” and collectively as the “Amendment Parties.”
RECITALS
     WHEREAS, the Amendment Parties (other than Shreveport Fuels, the “Original Parties”) entered into a Contribution Conveyance and Assumption Agreement, dated as of January 31, 2006 (the “Original Agreement”), providing for various contributions, distributions and assumptions of various assets and liabilities by and among the Original Parties;
     WHEREAS, Shreveport Fuels was not one of the Original Parties to the Original Agreement, but is the contractor under those certain agreements set forth on Schedule B to the Original Agreement, all of which constitute Non-Qualifying Income Assets;
     WHEREAS, Calumet LP intended to convey all its and its subsidiaries’ right, title and interest in the Non-Qualifying Income Assets to Reseller, and Shreveport Fuels desires to carry out that intention of Calumet LP;
     WHEREAS, the Original Parties wish to add Shreveport Fuels as a party to the Original Agreement; and

     WHEREAS, the Original Parties wish to amend the Original Agreement as set forth herein pursuant to and in accordance with Section 8.9 of the Original Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual terms, conditions and agreements set forth herein, the parties hereto hereby agree as follows:
AGREEMENT
     Section 1. Defined Terms. All capitalized terms used and not defined herein have the meanings set forth in the Original Agreement.
     Section 2. Amendment to Introductory Paragraph. The introductory paragraph of the Original Agreement is hereby amended and restated as follows:
“This Contribution, Conveyance and Assumption Agreement, dated as of January 31, 2006, is entered into by and among F. WILLIAM GRUBE, an individual (“Grube”), JANET KRAMPE GRUBE, an individual (“Grube Wife”), JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED JANUARY 31, 2002, an Indiana trust (“Grube Trust I”), JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED MARCH 18, 2004, an Indiana trust (“Grube Trust II”), FRED M. FEHSENFELD, JR., an individual (“Fehsenfeld, Jr.”), MILDRED L. FEHSENFELD IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, an Indiana trust (“Fehsenfeld Trust I”), MAGGIE FEHSENFELD TRUST NUMBER 106 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, an Indiana trust (“Fehsenfeld Trust II”), CALUMET, INCORPORATED, an Indiana corporation (“Calumet Inc.”), THE HERITAGE GROUP, an Indiana general partnership (“THG”), CALUMET GP, LLC, a Delaware limited liability company (“GP LLC”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“MLP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“OLLC”), CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (“Calumet LP”), CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Reseller”), CALUMET HOLDING, LLC, a Delaware limited liability company (“Holding”), CALUMET PENNSYLVANIA, LLC, a Delaware limited liability company (“Calumet PA”), CALUMET LP GP, LLC, a Delaware limited liability company (“Calumet LP GP”), CALUMET SHREVEPORT PACKAGING, LLC, an Indiana limited liability company (“Shreveport Packaging”), and CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“Shreveport Fuels”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.”
     Section 3. Amendment to Recitals. The second paragraph of the third Recital of the Original Agreement is hereby deleted in its entirety and replaced with the following.

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     “2. Shreveport Fuels will convey all of its right, title and interest in the Non-Qualifying Income Assets to Reseller as a capital contribution.”
     Section 4. Amendment to Definitions. The definition of “Revolving Credit Facility” is amended and restated as follows:
"“Revolving Credit Facility” means that $225,000,000 Revolving Credit Agreement dated as of December 9, 2005, by and among Calumet LP, Shreveport, Calumet Shreveport Lubricants & Waxes, LLC, an Indiana limited liability company (“Shreveport L&W”), and Shreveport Fuels, as Borrowers, Bank of America, N.A., as Administrative Agent and Lender, and the other Lenders party thereto.”
     Section 5. Amendment to Section 2.2. Section 2.2 of the Original Agreement is hereby amended and restated as follows:
“Section 2.2 Contribution of Non-Qualifying Income Assets by Shreveport Fuels to Reseller. Shreveport Fuels hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Reseller, its successors and assigns, for its and their own use forever, all of its right, title and interest in and to the Non-Qualifying Income Assets, and Reseller hereby accepts such assets as a contribution to the capital of Reseller.
TO HAVE AND TO HOLD the Non-Qualifying Income Assets unto Reseller, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.”
     Section 6. No Other Amendments. Except as set forth herein, the Original Agreement remains in full force and effect.
     Section 7. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, and by the parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The Amendment Parties agree that any document or signature delivered by facsimile transmission shall be deemed an original executed document for all purposes hereof.
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     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed by the Amendment Parties as of the date first written above.

/s/ F. WILLIAM GRUBE
F. WILLIAM GRUBE

/s/ JANET KRAMPE GRUBE
JANET KRAMPE GRUBE

JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED JANUARY 31, 2002
By:	/s/ Janet K. Grube
Janet K. Grube
Trustee

JANET KRAMPE GRUBE GRANTOR RETAINED ANNUITY TRUST DATED MARCH 18, 2004
By:	/s/ Janet K. Grube
Janet K. Grube
Trustee

/s/ FRED M. FEHSENFELD, JR.
FRED M. FEHSENFELD, JR.

MILDRED L. FEHSENFELD IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE
By:	/s/ James C. Fehsenfeld
James C. Fehsenfeld
Trustee

Signature Page to Amendment No. 1 to
Contribution, Conveyance and Assumption Agreement

MAGGIE FEHSENFELD TRUST NUMBER 106 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE
By:	/s/ James C. Fehsenfeld
James C. Fehsenfeld
Trustee

THE HERITAGE GROUP
By:	/s/ Fred M. Fehsenfeld, Jr.
Fred M. Fehsenfeld, Jr.
Chief Executive Officer

CALUMET, INCORPORATED
By:	/s/ R. Patrick Murray, II
R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET GP, LLC
By:	/s/ R. Patrick Murray, II
R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By: Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer
Signature Page to Amendment No. 1 to
Contribution, Conveyance and Assumption Agreement

CALUMET OPERATING, LLC

By: Calumet Specialty Products Partners, L.P., its sole member

	By:		Calumet GP, LLC, its general partner

		By:	/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET LP GP, LLC

By:	Calumet, Incorporated, its sole member

	By:		/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

By:	Calumet, Incorporated, its general partner

	By:		/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer
Signature Page to Amendment No. 1 to
Contribution, Conveyance and Assumption Agreement

CALUMET PENNSYLVANIA, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member

By: Calumet, Incorporated, its general partner

	By:	/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET HOLDING, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member

By: Calumet, Incorporated, its general partner

	By:	/s/ R. Patrick Murray, II

R. Patrick Murray, II
Vice President and Chief Financial Officer

CALUMET SHREVEPORT PACKAGING, LLC

By:	/s/ R. Patrick Murray, II

Name: R. Patrick Murray, II
Title: Vice President and Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC

By:	/s/ R. Patrick Murray, II

Name: R. Patrick Murray, II
Title: Vice President and Chief Financial Officer
Signature Page to Amendment No. 1 to
Contribution, Conveyance and Assumption Agreement